FPA PARAMOUNT FUND, INC.
SUPPLEMENT DATED MAY 22, 2009 TO PROSPECTUS DATED JANUARY 28, 2009

THE SECTION "PURCHASES SUBJECT TO A 2% DEFERRED SALES CHARGE" UNDER THE CAPTION "PURCHASE, PRICING AND SALE OF SHARES" IS REVISED TO ADD ITEM (E) AS FOLLOWS, EFFECTIVE MAY 22, 2009:

(e)  accounts that collectively invest in the Fund or other FPA Funds at least $2,500,000 at time of purchase (including the value of all presently held shares of the FPA Funds).